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                                                                    EXHIBIT 24


                           DIRECTORS AND OFFICERS OF

                            PARK-OHIO HOLDINGS CORP.

                       REGISTRATION STATEMENT ON FORM S-8

                               POWER OF ATTORNEY



        The undersigned directors and officers of Park-Ohio Holdings Corp., an Ohio corporation (the "Corporation"), do hereby constitute and appoint James S. Walker, Ronald J. Cozean, and Patrick W. Fogarty, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him/her and in his/her name, place and stead, to execute and file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933 Post-Effective Amendments to the Registration Statements on Form S-8 of Park-Ohio Industries, Inc., SEC File Nos. 33328407 and 33301047, relating to the registration of shares of the Corporation's stock issuable or saleable under the Park-Ohio Holdings Corp. Amended and Restated 1992 Stock Option Plan, the Park-Ohio Holdings Corp. 1996 Non-Employee Director Stock Option Plan, and the Individual Account Retirement Plan of Park-Ohio Industries, Inc. and Its Subsidiaries, ("IARP") and interests in the IARP (collectively, the "Securities"), with any and all amendments, supplements and exhibits thereto, to execute and file any and all other applications or other documents to be filed with the Commission and all documents required to be filed with any state securities regulating board or commission pertaining to such Securities registered pursuant to the Registration Statement on Form S-8, with any and all amendments, supplements and exhibits thereto each such attorney to have full power to act with or without the others, and to have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary, advisable or appropriate to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.


        Executed as of June 15, 1998.


/s/  Edward F. Crawford                      /s/ James S. Walker
-------------------------------              ----------------------------------
Edward F. Crawford                           James S. Walker
President, Chief Executive Officer,          Vice President, Treasurer and
Chairman of the Board and Director           Chief Financial Officer


/s/  Felix J. Tarorick                       /s/ Ronald J. Cozean
-------------------------------              ----------------------------------
Felix J. Tarorick                            Ronald J. Cozean
Vice President of Operations                 Secretary and General Counsel
and Director


/s/  Matthew V. Crawford                     /s/ Kevin R. Greene
-------------------------------              ----------------------------------
Matthew V. Crawford                          Kevin R. Greene, Director
Assistant Secretary, Corporate
Counsel and Director


/s/  Lewis E. Hatch, Jr.                     /s/ Thomas E. McGinty
-------------------------------              ----------------------------------
Lewis E. Hatch, Jr., Director                Thomas E. McGinty, Director


/s/  Lawrence O. Selhorst                    /s/ James W. Wert
-------------------------------              ----------------------------------
Lawrence O. Selhorst, Director               James W. Wert, Director